UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-696

T. Rowe Price Small-Cap Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Small-Cap Stock Fund	December 31,2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The Small-Cap Stock Fund’s essentially flat return in 2011 might suggest an uneventful year. However, the last 12 months were anything but uneventful. Small-cap stocks surged through early May on optimism of a strong U.S. recovery. But summer brought renewed concerns about Europe’s sovereign debt challenges as well as doubts about the ability of the U.S. to embrace fiscal discipline. By early October, recession fears were rampant in the U.S., Europe seemed headed into recession, and a faltering U.S. stock market appeared to be the catalyst for corporations and consumers to pull back on spending. Our performance reflected those changes in sentiment and included a dramatic 33% swing in the portfolio. This constant risk-on/risk-off trade, while not great for portfolio managers’ nerves, could lead to some interesting trading opportunities in the months ahead.

The Small-Cap Stock Fund declined 0.09% in 2011 but outperformed the Russell 2000 and our Lipper peer group index. (Returns for the Advisor Class shares were slightly lower, reflecting their different cost structure.) If not for a sell-off on the last trading day of the year, we would have reported a minor gain. The fund’s long-term relative performance continued to be strong. Based on cumulative total return, Lipper ranked the Small-Cap Stock Fund in the top 10% of small-cap core funds in the three-year period ended December 31, 2011, and ranked the fund 142 of 698, 43 of 635, 55 of 501, and 79 of 304 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2011, respectively. (Past performance cannot guarantee future results.)

As we suspected, entering 2011, small-caps decidedly underperformed large-caps as measured by the S&P 500, which posted a 2.11% gain in 2011. We believe that small-caps will continue to lag large-caps in 2012—more on that in the outlook section.

PERFORMANCE REVIEW

Our strong relative performance over the last six months was largely driven by stock selection in the consumer discretionary, health care, and energy sectors. Sector underperformance was largely limited to financials, with materials also posting minor negative relative performance.

We generated solid returns in a variety of retailers and restaurants, which experienced better-than-expected same-store results. Zumiez, which sells action-related sports equipment and apparel, reported good third-quarter results and strong same-store sales through the fall. Similarly, same-store sales strength and good quarterly results propelled retailer Hibbett Sports. Longtime holding Monro Muffler Brake advanced as Rob Gross’s superb management team continued its strong execution. The recent recession greatly curtailed new car sales, leading to further significant aging of the passenger car fleet, while ensuring, in our view, that any potential service center weakness would likely be short-lived. Restaurant operators Panera Bread and Brinker gained ground. Panera continued its string of strong same-store sales, and Brinker investors grew hopeful that recent remodeling in its restaurants might lead to improved results. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our strong health care results were driven by recommendations from Kris Jenner, our insightful Health Sciences Fund manager. We made significant investments in Pharmasset, whose stock more than doubled as the firm agreed to be acquired in an all-cash deal by former portfolio holding Gilead Sciences. We also benefited from Alexion Pharmaceuticals on the strength of its blood disorder drug Soliris.

The energy sector proved to be fertile. We opportunistically purchased shares of Clayton Williams Energy after shares of the oil and natural gas exploration company declined on global slowdown fears. Investors also fretted that the firm had made a poor investment in Chesapeake Energy’s natural gas leases in the Wolfbone region of Texas. Shares of the firm, which had been trading at well below its net asset value, rebounded in the fall. Energy services firm Complete Production Services also added value, as it agreed to be acquired by Superior Energy Services. Complete Production had lagged the market earlier in the year as investors worried that business might be peaking for its fracking pressure pumping operations. Obviously, Superior disagreed with the market’s wisdom.

Arch Chemicals, a producer of water treatments and biocides, advanced strongly as the firm agreed to be acquired by Lonza. Well-managed property and casualty insurance company RLI rewarded shareholders with a $5 per share special dividend and advanced on hopes that a nearly unprecedented year for catastrophic losses in the insurance industry might lead to improved pricing for property and casualty firms. HMS Holdings, which provides specialty services to governmental health agencies, gained as investors cheered the firm’s purchase of HDI, a well-positioned Medicaid recovery audit contractor. HDI complements HMS’s benefits eligibility business by providing state agencies with opportunities to recover improper health care costs. In this difficult period for state budgets, HMS is an invaluable partner. New initial public offering Bankrate had solid gains as it reported strong initial earnings for the third quarter. Bankrate was a favored holding for our fund when it was acquired by management and private equity in early 2009. The firm, while private, made some needed investments and acquired CreditCards.com at an opportunistic price during the downturn. This strongly managed company returned to the public markets in June and has been one of the better performers in the class of 2011.

Financials and materials faltered. Zions Bancorporation and TCF Financial declined in a 0% interest rate environment and another year of compressed net interest margins. While credit continues to improve at both institutions, Zions has been weighed down by fears that the bank might need to raise additional capital to repay its loans to the government’s Troubled Asset Relief Program. TCF has also been hurt by concerns that the bank’s profitable fee-driven retail banking model might be crimped by new financial reform regulations. Asset manager Waddell & Reed Financial was hit by fears that underperformance in its flagship Asset Strategy Fund and extreme market volatility might lead retail investors to redeem fund holdings.

Investors deserted the industrials and business services sector during the third quarter amid fears of a steep economic downturn. General Cable and Schnitzer Steel declined on concerns that a downturn in emerging markets might pinch results. General Cable produces high-voltage copper wire. Volatile copper prices and rapidly changing Chinese demand have narrowed profit margins. Schnitzer Steel, a leading provider of used and recycled auto parts and finished steel products, also faltered on rapid changes in demand. Rockwood Holdings, a specialty chemical firm with a strong European presence, fell amid fears of a slowdown in the eurozone. The firm is well positioned in lithium production and should benefit when electric vehicles take off. EnPro Industries, which manufactures industrial seals, bearings, and aftermarket parts for compressors, was hurt by global recession concerns. Moreover, in our view, the firm was further unfairly punished given its continued exposure to Garlock, its now spun-off subsidiary, which faces a host of asbestos claims. In our view, EnPro will ultimately reacquire Garlock, with limited further exposure. However, in a choppy market, investors don’t want to bet on pending legal claims.

In technology, 3-D technology firm RealD fell due to an extremely weak box office for 3-D movies and declining sales of its 3-D glasses as more consumers are recycling the eyewear. STR Holdings, a polymer products company tied to global growth in the solar power industry, declined amid the glut of solar panels in Asia and lower energy prices.

Walter Energy declined as metal prices dipped and takeover speculation cooled. Bill Barrett, an oil and gas company leveraged to Rocky Mountain gas, dipped as gas prices appeared stuck at lower levels. The firm’s liquid-rich holdings, though, encouraged us to retain shares. GenOn Energy, an independent power producer, has languished as lower gas prices make its coal-fired plants uncompetitive. We believe new Environmental Protection Agency regulations will shutter many unscrubbed coal plants, improving the market for GenOn’s assets.

PORTFOLIO STRATEGY

On the Buy Side

Our largest purchases were in the technology sector. We have moved back toward a neutral weighting in the group as macroeconomic concerns, fears of slowing Chinese consumption, and the potential of component shortages given recent flooding in Thailand have allowed continued opportunistic purchases in the sector. Our major commitments were concentrated in semiconductors, communication equipment, and Internet software.

Among semiconductors, we continued to add to TriQuint Semiconductor, which produces amplifiers and filters tied to smartphone application use. We also added modestly to PMC-Sierra, which sells chips for communications and storage applications, and increased our holdings in Advanced Energy Industries, a semiconductor capital equipment company that trades at a steep discount despite the upside potential in its solar inverter business. We believe solar businesses and semiconductor companies have strong prospects. In the communications equipment industry, we added Ubiquiti Networks, a provider of low-priced networking gear to Internet service providers. Ubiquiti should benefit from growing broadband Internet penetration in emerging markets.

We also bought shares in a former holding, Fabrinet, which manufactures optical components in Thailand for networking markets. The firm’s Thailand operations were hit by the recent flooding, and its share price fell precipitously. We believe the stock has fallen victim to investors’ short-term focus, and we have confidence in the company’s long-term prospects.

Internet software purchases included new holdings in Angie’s List. While the company is more than 15 years old—positively ancient by Internet standards—we believe there are multiple drivers of growth for this business over the next several years. We have followed the company closely and have high confidence in the management team and its strategic vision. This is a durable business in the local content space, with great wealth-compounding opportunities as the firm leverages its strong market position.

We continue to find great value in the beaten-down financials sector. We added BankUnited and augmented our holdings in DiamondRock Hospitality and Chesapeake Lodging Trust. BankUnited is a well-capitalized Florida-based bank led by one of the industry’s best management teams. The CEO, John Kanas, led North Fork Bank, which grew from less than $1 billion in assets in 1977 to over $60 billion by 2006. John’s shareholders profited from his decision to sell the firm to Capital One prior to the financial crisis. In 2009, John reassembled the team to make a sweetheart investment in an FDIC-assisted transaction to acquire BankUnited. We watched the firm prosper and later come to market as a mid-cap institution. The markets’ continued skepticism toward banks, however, has given us a rare opportunity to again invest with John in a small-cap BankUnited.

The lodging real estate investment trust sector is, of course, quite cyclical, and economic fears tend to prompt investors to flee the space. We had a great opportunity to buy Chesapeake Lodging Trust and DiamondRock Hospitality at prices below net asset level. Both firms have attractive dividend yields, and we are being well compensated as we await more attractive and realistic valuations.

We also revisited Brown & Brown, a well-run property and casualty insurance broker that suffered in recent years from the painful combination of a soft pricing environment and a challenging economy, especially in its key regions of Florida, California, and the Midwest. We believe the property and casualty cycle will improve within a few years, and we favor brokers who do well early in the cycle.

In the consumer sector, we initiated a position in Chico’s after the company had disappointing third-quarter earnings. The company got ahead of itself with a bloated inventory that pressured margins when demand faltered. We think this is a strong consumer franchise with great long-term earnings power, and we took advantage of its declining share price by adding during the period. We also added to Jack in the Box as management has taken new steps to revitalize its brand. We believe this quick-service restaurant will benefit from an improving U.S. employment outlook. The firm also has created substantial value with its Qdoba concept, which we believe is largely underappreciated by investors.

As mentioned earlier, we added to Clayton Williams Energy, a Permian and South Texas oil producer, which was trading near the value of its proven reserves. It has a large undeveloped resource base in the Permian basin that should put it at the low end of the North American cost curve and drive substantial value in the years ahead.

On the Sell Side

As we alluded to earlier, our health care holdings have been a significant driver of the fund’s relative performance over the past year, and we have taken the opportunity to trim several biotech holdings whose market capitalizations exceeded the small-cap range.

Pharmasset surged over the last year on positive data for its hepatitis C drug. Investors pushed the market capitalization range above $5 billion, and we began to reduce our holdings significantly when the firm received a takeover offer from Gilead at an 89% premium to its trading price at that time. We expect to exit our position completely by the end of the first quarter of 2012. Similarly, we have begun to significantly cut our holdings of Alexion Pharmaceuticals, as the firm’s market capitalization on the strength of strong demand for Soliris has also moved well beyond our range. Alexion recently received European and U.S. Food and Drug Administration approval for treatment of atypical hemolytic uremic syndrome, a rare disease primarily affecting the blood and kidneys. We also trimmed Centene, the Medicaid health maintenance organization. At the end of 2011, our concern about Medicaid reimbursement rates and a potential uptick in medical costs led us to begin to reduce our position, though we believe the firm’s robust topline outlook will enable us to exit the stock in a measured fashion.

We also took profits in the industrials sector. We reduced Middleby, as we believe the food service equipment company’s shares reflect much of the benefits we expect to materialize from increased capital spending by the restaurant industry. We also trimmed Greenbrier Companies, which manufactures railcars. Though it remains early in the railroad capital equipment cycle, we believe the stock price fully reflected the cyclical recovery. Finally, we reduced our holdings in IDEX, as the firm announced an unexpected CEO change.

In the materials sector, Arch Chemicals announced in July that it agreed to be acquired in an all-cash deal by Swiss competitor Lonza. The combination will create the largest biocides company in the world, and we elected to sell our shares prior to the deal closing. We also cut our holdings in Walter Energy following an impressive move in metallurgical coal prices since 2009. Elevated prices in the first half of 2011 were showing signs of impairing end market demand, likely capping further upside pricing.

In the consumer discretionary sector, we sold shares in Under Armour following strong performance that was driven, in part, by sales growth in its outlet stores. The firm’s outlet opportunities may be rapidly approaching saturation, however, leaving the shares dependent on robust growth in footwear and in the firm’s expanding international distribution. We also cut holdings in PF Chang’s China Bistro, as we believe Wall Street is too optimistic on same-store sales trends for the chain. We believe the turnaround will take longer as PF Chang’s may need to drive further menu innovation to spark a recovery.

In technology, we eliminated Taleo and OPNET Technologies, an application performance management software firm. Taleo advanced strongly in 2011, driven in part by German software company SAP’s year-end purchase of competitor SuccessFactors. We eliminated OPNET Technologies as shares more than doubled on our watch.

OUTLOOK

At midyear, we noted that we expected small-caps to underperform large-caps, and we cautioned investors not to expect the continued strong performance of our asset class. However, we were not expecting the gut-wrenching 33% peak-to-trough decline in the Russell 2000 Index in the third quarter or small-cap underperformance of large-caps by eight percentage points. Small-caps, of course, stormed back in the fourth quarter, though the gains were not enough to overcome the third-quarter damage. For the year the Russell 2000 fell 4.18%, significantly underperforming the S&P 500’s 2.11% gain.

We believe, however, that the strong fourth quarter does not signal the start of a sustained round of small-cap outperformance. Small-caps, despite their second-half dip, remain at premium valuation levels versus large-caps. Sustained rounds of outperformance typically occur when the sector trades at a discount to large-caps. In addition, small-cap earnings growth has lagged large-cap earnings growth for the second straight quarter, leaving us with a shaky pillar to support sustained small-cap gains. While we don’t see a renewed small-cap bear market in the near term, we feel that large-caps will outperform.

On the plus side of the ledger, the U.S. economy appears to be strengthening. For the time being, this has put to bed the extreme investor pessimism that was so rampant in early October. In our view, stronger economic growth will rebuild corporate confidence and lead to U.S. companies deploying their significant cash reserves. Corporate balance sheets have rarely been stronger, and we expect a round of merger and acquisition activity to emerge in 2012, as cash-rich, large-cap firms seek to augment slowing revenue by buying growth. Last November, our shareholders benefited from the stunning 89% acquisition premium paid by Gilead Sciences for Pharmasset shares. We also believe that growing investor confidence could lead to a resurgence of fund flows into equity funds, though these increases may start in the larger-cap space. Small-cap exchange-traded fund flows have been decidedly negative, and an increase would certainly help the Russell 2000 performance.

We see little near-term distinction between growth and value among small-caps. Growth far outperformed value in the first four months of 2011 before both dipped by about 23% in the downturn, with value only marginally proving defensive. Value had a stronger fourth quarter but underperformed growth for the calendar year. On the margin, small-cap growth valuations look moderately more attractive than small-cap value shares. However, the Russell 2000’s premium overall valuation makes both growth and value vulnerable to the current revolving risk-on/risk-off trade.

We will navigate these highly volatile markets by investing in solidly positioned companies as opportunities arise. We thank you for your continued support, and we remain confident that our durable blend of small-cap growth and value stocks will serve us well over time.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 14, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/11 |
|---|---|
| Acuity Brands | 1.3% |
| AMERIGROUP | 1.1 |
| Brunswick Corporation | 1.0 |
| Valmont Industries | 1.0 |
| Oasis Petroleum | 1.0 |
| Gardner Denver | 1.0 |
| Panera Bread | 0.9 |
| ANN | 0.9 |
| Infinity Property & Casualty | 0.9 |
| Signature Bank | 0.8 |
| Rockwood Holdings | 0.8 |
| Pharmasset | 0.8 |
| Monro Muffler Brake | 0.8 |
| Toro | 0.8 |
| DiamondRock Hospitality | 0.8 |
| Bill Barrett | 0.8 |
| Regeneron Pharmaceuticals | 0.8 |
| Concur Technologies | 0.8 |
| Complete Production Services | 0.7 |
| Jack Henry & Associates | 0.7 |
| Zumiez | 0.7 |
| Southwest Gas | 0.7 |
| Schnitzer Steel | 0.7 |
| Incyte | 0.7 |
| Silicon Laboratories | 0.7 |
| Total | 21.2% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 95.4%** | | |
| **CONSUMER DISCRETIONARY 13.8%** | | |
| **Auto Components 0.1%** | | |
| Strattec Security (1) | 182,300 | 3,637 |
| | | 3,637 |
| **Automobiles 0.1%** | | |
| Tesla Motors (2) | 99,000 | 2,827 |
| | | 2,827 |
| **Distributors 0.4%** | | |
| Pool | 936,200 | 28,180 |
| | | 28,180 |
| **Hotels, Restaurants & Leisure 3.9%** | | |
| BJ's Restaurants (2) | 940,200 | 42,610 |
| Brinker | 1,395,400 | 37,341 |
| Gaylord Entertainment (2) | 838,200 | 20,234 |
| Jack In the Box (2) | 1,715,000 | 35,844 |
| Panera Bread, Class A (2) | 423,400 | 59,890 |
| Red Robin Gourmet Burgers (2) | 527,667 | 14,616 |
| Sonic (2) | 2,485,000 | 16,724 |
| The Cheesecake Factory (2) | 1,132,600 | 33,242 |
| | | 260,501 |
| **Household Durables 0.7%** | | |
| Ethan Allen Interiors | 239,374 | 5,676 |
| Libbey (2) | 890,700 | 11,347 |
| Meritage (2) | 1,078,100 | 25,001 |
| Standard Pacific (2) | 1,617,900 | 5,145 |
| | | 47,169 |
| **Internet & Catalog Retail 0.5%** | | |
| HSN | 985,700 | 35,741 |
| | | 35,741 |

| | | |
|---|---|---|
| **Leisure Equipment & Products 1.0%** | | |
| Brunswick | 3,780,500 | 68,276 |
| | | 68,276 |
| **Media 1.3%** | | |
| Knology (2) | 1,232,100 | 17,496 |
| Madison Square Garden (2) | 530,600 | 15,196 |
| Meredith | 850,000 | 27,753 |
| Pandora Media (2) | 203,446 | 2,036 |
| Scholastic | 788,200 | 23,622 |
| | | 86,103 |
| **Specialty Retail 5.1%** | | |
| American Eagle Outfitters | 886,700 | 13,558 |
| ANN (2) | 2,391,000 | 59,249 |
| Chico's | 1,400,000 | 15,596 |
| Christopher & Banks | 1,020,800 | 2,389 |
| Express (2) | 1,157,900 | 23,088 |
| Francesca's Holdings (2) | 521,200 | 9,017 |
| hhgregg (2) | 1,286,500 | 18,590 |
| Hibbett Sports (2) | 800,000 | 36,144 |
| Hot Topic (1) | 2,119,800 | 14,012 |
| MarineMax (2) | 911,800 | 5,945 |
| Monro Muffler Brake | 1,368,200 | 53,072 |
| Pier 1 Imports (2) | 1,449,700 | 20,194 |
| Rue21 (2) | 907,500 | 19,602 |
| Teavana Holdings (2) | 124,600 | 2,340 |
| Zumiez (1)(2) | 1,608,900 | 44,663 |
| | | 337,459 |
| **Textiles, Apparel & Luxury Goods 0.7%** | | |
| Carters (2) | 468,100 | 18,635 |
| Under Armour (2) | 307,500 | 22,076 |

| | | |
|---|---|---|
| Vera Bradley (2) | 116,500 | 3,757 |
| | | 44,468 |
| Total Consumer Discretionary | | 914,361 |
| **CONSUMER STAPLES 1.8%** | | |
| **Food & Staples Retailing 0.8%** | | |
| Fresh Market (2) | 1,039,100 | 41,460 |
| The Pantry (2) | 1,078,600 | 12,911 |
| | | 54,371 |
| **Food Products 1.0%** | | |
| ADM Holdings, Acquisition Date: 6/30/00 Acquisition Cost $- (2)(3) | 164 | 313 |
| Dean Foods (2) | 1,627,000 | 18,222 |
| Flowers Foods | 742,200 | 14,087 |
| Makepeace | 164 | 1,156 |
| Seneca Foods (2) | 47,000 | 1,224 |
| Treehouse Foods (2) | 419,600 | 27,434 |
| | | 62,436 |
| Total Consumer Staples | | 116,807 |
| **ENERGY 6.1%** | | |
| **Energy Equipment & Services 1.6%** | | |
| Complete Production Services (2) | 1,350,000 | 45,306 |
| Gulf Island Fabrication (1) | 838,200 | 24,484 |
| ION Geophysical (2) | 1,905,100 | 11,678 |
| Key Energy Services (2) | 1,278,100 | 19,772 |
| Union Drilling (2) | 448,000 | 2,796 |
| | | 104,036 |
| **Oil, Gas & Consumable Fuels 4.5%** | | |
| Bill Barrett (2) | 1,528,200 | 52,066 |
| Bonanza Creek Energy (2) | 67,900 | 849 |

| | | |
|---|---|---|
| Clayton Williams Energy (2) | 439,100 | 33,319 |
| Cloud Peak Energy (2) | 1,852,300 | 35,786 |
| Contango Oil & Gas (2) | 533,200 | 31,021 |
| Forest Oil (2) | 936,200 | 12,685 |
| Geomet (2) | 1,867,000 | 1,736 |
| Goodrich Petroleum (2) | 1,267,500 | 17,403 |
| Lone Pine Resources (2) | 573,408 | 4,020 |
| Oasis Petroleum (2) | 2,276,200 | 66,215 |
| Solazyme (2) | 534,714 | 6,363 |
| Swift Energy (2) | 890,700 | 26,472 |
| Venoco (2) | 472,967 | 3,202 |
| Westmoreland Coal (2) | 583,700 | 7,442 |
| | | 298,579 |
| Total Energy | | 402,615 |
| **FINANCIALS 15.7%** | | |
| **Capital Markets 1.5%** | | |
| Cohen & Steers | 911,500 | 26,343 |
| Financial Engines (2) | 1,567,100 | 34,993 |
| Gleacher (2) | 1,971,400 | 3,312 |
| KBW | 600,300 | 9,113 |
| Penson Worldwide (2) | 1,296,800 | 1,504 |
| Piper Jaffray (2) | 395,900 | 7,997 |
| Pzena Investment Management, Class A | 288,500 | 1,249 |
| Waddell & Reed Financial, Class A | 616,600 | 15,273 |
| | | 99,784 |
| **Commercial Banks 4.6%** | | |
| East West Bancorp | 1,441,343 | 28,467 |
| Glacier Bancorp | 2,227,700 | 26,799 |
| Pinnacle Financial Partners (2) | 492,800 | 7,959 |
| Prosperity Bancshares | 886,700 | 35,778 |
| Signature Bank (2) | 925,000 | 55,491 |

| | | |
|---|---|---|
| Synovus Financial | 4,534,600 | 6,394 |
| TCF Financial | 1,627,000 | 16,791 |
| Texas Capital Bancshares (2) | 1,076,100 | 32,939 |
| Valley National Bancorp | 2,088,200 | 25,831 |
| Washington Trust Bancorp | 608,500 | 14,519 |
| WestAmerica Bank | 640,300 | 28,109 |
| Western Alliance Bancorp (2) | 2,409,800 | 15,013 |
| Zions Bancorporation | 911,500 | 14,839 |
| | | 308,929 |
| **Consumer Finance 0.1%** | | |
| Green Dot, Class A (2) | 106,600 | 3,328 |
| | | 3,328 |
| **Insurance 3.6%** | | |
| Assured Guaranty | 1,249,500 | 16,418 |
| Brown & Brown | 406,700 | 9,204 |
| Fortegra Financial (2) | 749,300 | 5,005 |
| HCC Insurance Holdings | 1,045,100 | 28,740 |
| Infinity Property & Casualty (1) | 1,010,400 | 57,330 |
| Kemper | 238,400 | 6,964 |
| Markel (2) | 100,700 | 41,757 |
| RLI | 415,700 | 30,288 |
| SeaBright Holdings | 744,000 | 5,692 |
| Selective Insurance | 2,134,700 | 37,848 |
| | | 239,246 |
| **Real Estate Investment Trusts (REITs) 4.9%** | | |
| Acadia Realty Trust, REIT | 676,900 | 13,633 |
| CBL & Associates Properties, REIT | 2,498,300 | 39,223 |
| Chesapeake Lodging Trust, REIT | 1,583,400 | 24,479 |
| Colony Financial, REIT | 565,900 | 8,890 |
| Cousins Properties, REIT | 1,861,632 | 11,933 |
| DiamondRock Hospitality, REIT | 5,443,100 | 52,472 |
| EastGroup Properties, REIT | 946,100 | 41,137 |

| | | |
|---|---|---|
| Equity One, REIT | 1,337,000 | 22,702 |
| Essex Property Trust, REIT | 123,700 | 17,381 |
| First Potomac Realty Trust, REIT | 1,098,500 | 14,335 |
| Kilroy Realty, REIT | 689,800 | 26,261 |
| LaSalle Hotel Properties, REIT | 1,048,000 | 25,372 |
| Parkway Properties, REIT | 788,700 | 7,777 |
| Pebblebrook Hotel Trust, REIT | 502,200 | 9,632 |
| Starwood Property Trust, REIT | 405,000 | 7,497 |
| | | 322,724 |
| **Thrifts & Mortgage Finance 1.0%** | | |
| BankUnited | 1,063,900 | 23,395 |
| Capitol Federal Financial | 2,281,400 | 26,327 |
| MGIC Investment (2) | 1,158,900 | 4,323 |
| Radian | 2,316,800 | 5,421 |
| Walker & Dunlop (2) | 420,900 | 5,287 |
| | | 64,753 |
| Total Financials | | 1,038,764 |
| **HEALTH CARE 12.0%** | | |
| **Biotechnology 4.7%** | | |
| Alexion Pharmaceuticals (2) | 330,000 | 23,595 |
| Alkermes (2) | 1,393,000 | 24,183 |
| AMAG Pharmaceuticals (2) | 295,900 | 5,596 |
| BioMarin Pharmaceutical (2) | 542,300 | 18,644 |
| Cubist Pharmaceuticals (2) | 888,200 | 35,191 |
| Exelixis (2) | 2,261,500 | 10,708 |
| Idenix Pharmaceuticals (2) | 1,288,900 | 9,596 |
| Incyte (2) | 2,901,800 | 43,556 |
| ONYX Pharmaceuticals (2) | 207,100 | 9,102 |
| Pharmasset (2) | 416,500 | 53,395 |
| Regeneron Pharmaceuticals (2) | 935,600 | 51,860 |
| Rigel Pharmaceuticals (2) | 791,700 | 6,247 |

| | | |
|---|---|---|
| Seattle Genetics (2) | 530,800 | 8,872 |
| Targacept (2) | 106,300 | 592 |
| Theravance (2) | 262,500 | 5,801 |
| | | 306,938 |
| **Health Care Equipment & Supplies 2.1%** | | |
| Accuray (2) | 148,400 | 628 |
| Angiodynamics (2) | 393,900 | 5,834 |
| Cooper Companies | 407,200 | 28,716 |
| Edwards Lifesciences (2) | 99,000 | 6,999 |
| HeartWare International (2) | 118,873 | 8,202 |
| Integra LifeSciences (2) | 243,000 | 7,492 |
| Masimo (2) | 68,200 | 1,274 |
| Meridian Bioscience | 2,004,000 | 37,755 |
| Stereotaxis (2) | 799,300 | 658 |
| Steris | 739,300 | 22,046 |
| Tornier (2) | 122,770 | 2,210 |
| Wright Medical Group (2) | 1,114,200 | 18,384 |
| | | 140,198 |
| **Health Care Providers & Services 4.2%** | | |
| Acadia Healthcare (2) | 715,100 | 7,130 |
| AMERIGROUP (2) | 1,232,100 | 72,792 |
| Catalyst Health Solutions (2) | 683,931 | 35,564 |
| Centene (2) | 575,000 | 22,764 |
| Health Management (2) | 3,721,100 | 27,425 |
| Healthways (2) | 492,800 | 3,381 |
| HMS Holdings (2) | 1,054,927 | 33,737 |
| LifePoint Hospitals (2) | 788,700 | 29,300 |
| Owens & Minor | 809,000 | 22,482 |
| PSS World Medical (2) | 480,000 | 11,611 |
| Vanguard Health Systems (2) | 975,700 | 9,972 |
| | | 276,158 |

| | | |
|---|---|---|
| **Health Care Technology 0.3%** | | |
| MedAssets (2) | 819,406 | 7,579 |
| SXC Health Solutions (2) | 234,200 | 13,228 |
| | | 20,807 |
| **Life Sciences Tools & Services 0.2%** | | |
| Bruker (2) | 915,700 | 11,373 |
| | | 11,373 |
| **Pharmaceuticals 0.5%** | | |
| AVANIR Pharmaceuticals (2) | 3,958,600 | 8,115 |
| Medicines Company (2) | 957,100 | 17,840 |
| Pacira Pharmaceuticals (2) | 767,700 | 6,641 |
| XenoPort (2) | 577,000 | 2,198 |
| | | 34,794 |
| Total Health Care | | 790,268 |
| **INDUSTRIALS & BUSINESS SERVICES 18.5%** | | |
| **Aerospace & Defense 1.6%** | | |
| American Science Engineering | 395,900 | 26,965 |
| Hexcel (2) | 1,765,600 | 42,745 |
| Moog, Class A (2) | 567,100 | 24,913 |
| Transdigm Group (2) | 87,600 | 8,381 |
| | | 103,004 |
| **Air Freight & Logistics 0.2%** | | |
| UTi Worldwide | 1,134,100 | 15,072 |
| | | 15,072 |
| **Airlines 0.4%** | | |
| Allegiant Travel (2) | 540,800 | 28,846 |
| | | 28,846 |

| | | |
|---|---|---|
| **Building Products 0.8%** | | |
| A.O. Smith | 193,000 | 7,743 |
| American Woodmark (1) | 729,043 | 9,959 |
| Gibraltar Industries (2) | 525,900 | 7,342 |
| Quanex Building Products | 1,731,900 | 26,013 |
| | | 51,057 |
| **Commercial Services & Supplies 2.7%** | | |
| American Reprographics (1)(2) | 2,538,400 | 11,651 |
| Consolidated Graphics (1)(2) | 668,000 | 32,251 |
| Knoll | 1,193,800 | 17,728 |
| Mine Safety Appliances | 1,084,700 | 35,925 |
| Multi-Color (1) | 951,100 | 24,472 |
| Team (2) | 472,700 | 14,063 |
| Waste Connections | 1,237,100 | 40,998 |
| | | 177,088 |
| **Construction & Engineering 0.3%** | | |
| Aegion (2) | 443,400 | 6,802 |
| Quanta Services (2) | 583,700 | 12,573 |
| | | 19,375 |
| **Electrical Equipment 2.1%** | | |
| Acuity Brands | 1,578,500 | 83,660 |
| AZZ | 504,677 | 22,933 |
| General Cable (2) | 1,438,592 | 35,979 |
| | | 142,572 |
| **Machinery 7.3%** | | |
| Cascade | 364,400 | 17,189 |
| Colfax (2) | 554,200 | 15,784 |
| EnPro Industries (2) | 940,200 | 31,008 |
| ESCO Technologies | 948,100 | 27,286 |
| Gardner Denver | 820,000 | 63,189 |
| Graco | 865,400 | 35,386 |

| | | |
|---|---|---|
| Interline Brands (2) | 1,074,600 | 16,732 |
| | | 40,061 |
| Total Industrials & Business Services | | 1,223,461 |
| **INFORMATION TECHNOLOGY 17.8%** | | |
| **Communications Equipment 2.1%** | | |
| ADTRAN | 350,000 | 10,556 |
| Aruba Networks (2) | 1,300,000 | 24,076 |
| Emulex (2) | 1,979,300 | 13,578 |
| Finisar (2) | 2,200,000 | 36,839 |
| Harmonic (2) | 2,250,000 | 11,340 |
| Ixia (2) | 2,300,000 | 24,173 |
| Meru Networks (2) | 395,900 | 1,635 |
| Shoretel (2) | 1,000,000 | 6,380 |
| Ubiquiti Networks (2) | 692,200 | 12,619 |
| | | 141,196 |
| **Computers & Peripherals 1.3%** | | |
| 3-D Systems (2) | 1,639,800 | 23,613 |
| Avid Technology (2) | 1,750,000 | 14,928 |
| Cray (2) | 985,532 | 6,376 |
| Synaptics (2) | 937,200 | 28,257 |
| Xyratex | 700,000 | 9,324 |
| | | 82,498 |
| **Electronic Equipment, Instruments & Components 1.8%** | | |
| Electro Rent | 545,000 | 9,347 |
| Elster Group, ADR (2) | 1,925,500 | 25,031 |
| Fabrinet (2) | 400,000 | 5,472 |
| Measurement Specialties (2) | 504,700 | 14,111 |
| Mercury Computer Systems (2) | 560,100 | 7,444 |
| National Instruments | 197,900 | 5,136 |
| Newport (2) | 739,300 | 10,062 |

| | | |
|---|---|---|
| Orbotech (2) | 1,138,100 | 11,358 |
| Power-One (2) | 2,178,000 | 8,516 |
| Rofin-Sinar Technology (2) | 887,700 | 20,284 |
| | | 116,761 |
| **Internet Software & Services 1.3%** | | |
| Active Network (2) | 635,900 | 8,648 |
| Angie's List (2) | 725,000 | 11,672 |
| Bankrate (2) | 1,189,700 | 25,579 |
| Carbonite (2) | 525,000 | 5,828 |
| OpenTable (2) | 99,000 | 3,874 |
| Saba Software (1)(2) | 1,500,000 | 11,835 |
| Velti (2) | 500,000 | 3,400 |
| Vocus (2) | 600,000 | 13,254 |
| Zillow (2) | 88,000 | 1,978 |
| | | 86,068 |
| **IT Services 1.6%** | | |
| Forrester Research (2) | 434,532 | 14,748 |
| Global Payments | 591,800 | 28,039 |
| Jack Henry & Associates | 1,331,100 | 44,738 |
| Sapient | 1,577,500 | 19,877 |
| | | 107,402 |
| **Semiconductor & Semiconductor Equipment 4.1%** | | |
| Advanced Energy Industries (1)(2) | 2,900,000 | 31,117 |
| Cavium (2) | 500,000 | 14,215 |
| Cymer (2) | 250,000 | 12,440 |
| Diodes (2) | 1,250,000 | 26,625 |
| GT Advanced Technologies (2) | 1,250,000 | 9,050 |
| Intersil Holding, Class A | 1,800,000 | 18,792 |
| Kopin (2) | 1,499,300 | 5,817 |
| PDF Solutions (2) | 1,331,100 | 9,278 |
| PMC-Sierra (2) | 6,000,000 | 33,060 |
| RF Micro Devices (2) | 1,484,500 | 8,016 |

| | | |
|---|---|---|
| Semtech (2) | 725,000 | 17,994 |
| Silicon Laboratories (2) | 1,000,000 | 43,420 |
| STR Holdings (2) | 2,028,800 | 16,697 |
| Supertex (2) | 370,000 | 6,986 |
| TriQuint Semiconductor (2) | 2,800,000 | 13,636 |
| | | 267,143 |
| **Software 5.6%** | | |
| Ariba (2) | 1,425,000 | 40,014 |
| Bottomline Technologies (2) | 950,000 | 22,011 |
| Cadence Design Systems (2) | 3,700,000 | 38,480 |
| Commvault Systems (2) | 480,000 | 20,506 |
| Concur Technologies (2) | 1,000,000 | 50,790 |
| DynaVox, Class A (1)(2) | 960,900 | 3,498 |
| Epiq Systems | 1,725,000 | 20,734 |
| Fortinet (2) | 750,000 | 16,357 |
| Informatica (2) | 99,000 | 3,656 |
| Jive Software (2) | 500,000 | 8,000 |
| Progress Software (2) | 1,244,500 | 24,081 |
| Pros Holdings (2) | 739,300 | 11,001 |
| QLIK Technologies (2) | 550,000 | 13,310 |
| Quest Software (2) | 1,450,000 | 26,970 |
| RealD (2) | 1,450,000 | 11,513 |
| RealPage (2) | 99,000 | 2,502 |
| Sourcefire (2) | 900,000 | 29,142 |
| SS&C Technologies Holdings (2) | 1,621,300 | 29,281 |
| | | 371,846 |
| Total Information Technology | | 1,172,914 |
| **MATERIALS 4.6%** | | |
| **Chemicals 1.6%** | | |
| Intrepid Potash (2) | 370,100 | 8,376 |
| Koppers | 995,600 | 34,209 |

| | | |
|---|---|---|
| Rockwood Holdings (2) | 1,404,300 | 55,287 |
| Senomyx (2) | 1,314,700 | 4,575 |
| | | 102,447 |
| **Construction Materials 0.1%** | | |
| Martin Marietta Materials | 89,100 | 6,719 |
| | | 6,719 |
| **Metals & Mining 2.9%** | | |
| Adrian Steel, Warrants, 9/30/16 (2) | 1 | — |
| AK Steel | 1,722,200 | 14,225 |
| AMCOL International | 701,715 | 18,841 |
| Coal Creek | 9,295 | 4,336 |
| Compass Minerals | 473,100 | 32,573 |
| Franco Nevada (CAD) | 789,900 | 30,069 |
| Haynes International (1) | 637,600 | 34,813 |
| Sandstorm Gold (CAD) (2) | 2,268,700 | 2,672 |
| Schnitzer Steel, Class A | 1,039,600 | 43,954 |
| Walter Energy | 217,700 | 13,184 |
| | | 194,667 |
| Total Materials | | 303,833 |
| **TELECOMMUNICATION SERVICES 1.0%** | | |
| **Diversified Telecommunication Services 0.8%** | | |
| Cogent Communications Group (2) | 460,200 | 7,773 |
| Premiere Global Services (2) | 1,774,400 | 15,029 |
| TW Telecom (2) | 1,551,600 | 30,070 |
| | | 52,872 |
| **Wireless Telecommunication Services 0.2%** | | |
| SBA Communications (2) | 376,000 | 16,153 |
| | | 16,153 |
| Total Telecommunication Services | | 69,025 |

The accompanying notes are an integral part of these financial statements.

# Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $5,483,922) | $ 6,635,671 |
| Receivable for investment securities sold | 18,218 |
| Receivable for shares sold | 5,287 |
| Dividends and interest receivable | 4,793 |
| Other assets | 71 |
| Total assets | 6,664,040 |
| **Liabilities** | |
| Payable for shares redeemed | 48,739 |
| Investment management fees payable | 4,234 |
| Payable for investment securities purchased | 1,733 |
| Due to affiliates | 640 |
| Variation margin payable on futures contracts | 560 |
| Other liabilities | 679 |
| Total liabilities | 56,585 |
| **NET ASSETS** | **$ 6,607,455** |
| **Net Assets Consist of:** | |
| Accumulated undistributed net realized gain | $ 61,881 |
| Net unrealized gain | 1,157,626 |
| Paid-in capital applicable to 211,515,139 shares of $0.50 par value capital stock outstanding; 1,000,000,000 shares authorized | 5,387,948 |
| **NET ASSETS** | **$ 6,607,455** |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($6,387,382,870 / 204,424,982 shares outstanding)** | **$ 31.25** |
| **Advisor Class** | |
| **($220,072,269 / 7,090,157 shares outstanding)** | **$ 31.04** |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 12/31/11 | 12/31/10 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income (loss) | $ (3,537) | $ 9,483 |
| Net realized gain | 759,234 | 321,307 |
| Change in net unrealized gain (loss) | (788,090) | 1,314,363 |
| Increase (decrease) in net assets from operations | (32,393) | 1,645,153 |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | – | (9,127) |
| Net realized gain | | |
| Investor Class | (566,309) | (219,031) |
| Advisor Class | (18,745) | (8,869) |
| Decrease in net assets from distributions | (585,054) | (237,027) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 1,190,469 | 972,050 |
| Advisor Class | 128,853 | 64,973 |
| Distributions reinvested | | |
| Investor Class | 548,666 | 221,031 |
| Advisor Class | 18,369 | 8,687 |
| Shares redeemed | | |
| Investor Class | (1,281,690) | (956,830) |
| Advisor Class | (165,382) | (66,167) |
| Increase in net assets from capital share transactions | 439,285 | 243,744 |
| **Net Assets** | | |
| Increase (decrease) during period | (178,162) | 1,651,870 |
| Beginning of period | 6,785,617 | 5,133,747 |
| **End of period** | **$ 6,607,455** | **$ 6,785,617** |
| Undistributed net investment income | – | 2,234 |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and the Small-Cap Stock Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $170,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2011, the fund realized $35,045,000 of net gain on $86,868,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $124,000 for the year ended December 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2011, the fund held equity futures with cumulative unrealized gain of $5,877,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2011, the fund recognized $11,341,000 of realized loss on Futures and a $5,166,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,588,273,000 and $1,560,177,000, respectively, for the year ended December 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $113,000 for Price Associates; $1,319,000 for T. Rowe Price Services, Inc.; and $2,246,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2011, the fund was charged $290,000 for shareholder servicing costs related to the college savings plans, of which $232,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2011, the fund was allocated $1,692,000 of Retirement Funds’ expenses, of which $965,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 13% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $48,687,000 from short-term capital gains,

  $605,063,000 from long-term capital gains, of which $604,873,000 was subject to the 15% rate gains category, and $190,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $47,846,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $47,284,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1992

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
1994
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Small-Cap Stock Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Steven D. Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Michigan, Stephen M. Ross School of Business
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012